UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

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RVUE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

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Nevada	000-54348	94-3461079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 North York Street
Elmhurst, Illinois	60126
(Address of Principal Executive Offices)	(Zip Code)

(312) 361-3368

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2015, Eric Kristoff resigned as the Chief Technology Officer and Executive Vice President of Technology and Operations of rVue Holdings, Inc. (the “Company”).  He will continue to assist the Company as an advisor.  Until such time as a replacement has been hired, Roger Branstetter and Jaime Salazar will co-lead the Company’s technology efforts.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits.

See Index to Exhibits attached hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

By:	/s/ Mark Pacchini
Mark Pacchini Chief Executive Officer

Date:  July 8, 2015

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated July 8, 2015 (filed herewith).